EXHIBIT 10.3

AMERICAN MANAGEMENT SYSTEMS, INCORPORATED
1992 AMENDED AND RESTATED STOCK OPTION PLAN E, AS AMENDED
AND IN EFFECT ON MARCH 29, 1995

I.     Purposes

       There are three purposes of 1992 Amended and Restated Stock Option Plan E (the “Plan”). The first is to offer to those employees who contribute materially to the successful operation of AMERICAN MANAGEMENT SYSTEMS, INCORPORATED (the “Corporation”) additional incentive and encouragement to remain in the employ of the Corporation by increasing their personal participation in the Corporation through stock ownership. The second purpose is to provide an alternative means of compensating key employees whose performances contribute significantly to the success of the Corporation. The third is to attract and retain directors who have not at any time been officers or employees of the Corporation (“Outside Directors”) and to compensate such Outside Directors for service to the Corporation. The Plan provides a means whereby optionees may purchase shares of the $0.01 par value common stock of the Corporation (the “Common Stock”) pursuant to options. The options may be either one of two types, (1) “incentive stock options” which will qualify as such under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or under any applicable successor statute, or (2) “nonqualified stock options,” that is, options which are not intended to qualify as incentive stock options under Section 422 of the Code.

II.    Administration

       Except as otherwise provided at the end of this Section 2, the Plan shall be implemented and administered by the Board of Directors of the Corporation (the “Board”) or a Stock Option/Award Committee (the “Committee”) appointed by the Board and composed of three or more directors of the Corporation.

       The Committee may be delegated the authority and discretion to adopt and revise such rules and regulations as it shall deem necessary for the administration of the Plan, and to determine, consistent with the provisions of the Plan, the employees to be granted options, whether such options shall be nonqualified stock options or incentive stock options, the times at which options shall be granted, the option price of the shares subject to each option (subject to paragraph D of Section 6), the number of shares subject to each option, the vesting schedule of options or whether the options shall be immediately vested, the times when options shall terminate, and whether the exercise price of options shall be paid in cash or stock. Acts of a majority of the members of the Committee at a meeting at which a quorum is present, or acts approved in writing by a majority of the members of the Committee, shall be the valid acts of the

Committee. The Committee’s actions, including any interpretation or construction of any provisions of the Plan or any option granted hereunder, shall be final, conclusive and binding unless otherwise determined by the Board at its next regularly scheduled meeting. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

       Notwithstanding any other provision of this Section or the Plan or any documentation governing incentive compensation plans pursuant to which officers may elect to receive options under this Plan, a committee composed of three or more Outside Directors, each of whom is a “disinterested person” within the meaning of Rule 16b-3(c)(2)(i) of the Securities and Exchange Commission, shall have the sole authority (a) to make awards to directors of the Corporation who are not Outside Directors and to all persons who are “officers” of the Corporation or “beneficial owners” of more than ten percent of any class of equity security of the Corporation, as defined for purposes of Sections 16(a) and 16(b) of the Securities Exchange Act of 1934, as amended (the “Act”), and (b) to perform all other functions of the Board or Committee with respect to outstanding awards to any of such directors, officers, or ten-percent shareholders, including without limitation amendments to this Plan or such outstanding awards which affect such persons. Further, notwithstanding any other provision of this Section or the Plan, all awards made to Outside Directors shall be automatic and nondiscretionary as set forth in the Plan.

III.    Eligibility: Participation; Special Limitations

       All key employees (including officers and directors) of the Corporation, or any corporation in which the Corporation owns stock possessing more than 50 percent of the voting power ( a “Subsidiary”), who meet minimum salary and other requirements established by the Board, shall be eligible to receive options under the Plan. All Outside Directors shall also be eligible to receive options under the Plan. An employee who has been granted an option may be granted an additional option or options or rights under the Plan if the Committee or the Board shall so determine. The granting of an option under the Plan shall not affect any outstanding stock option previously granted to an employee under the Plan or any other plan of the Corporation.

       Nothing contained in the Plan, or in any option granted pursuant to the Plan, shall (i) confer upon any employee the right to continued employment, or shall interfere in any way with the right of the Corporation or a Subsidiary to terminate the employment of such employee at any time or (ii) confer upon any Outside Director the right to continued membership on the Board of Directors, or shall interfere in any way with the right of the Corporation to terminate the membership on the Board of Directors of such Outside Director.

       In no event, however, shall an incentive stock option be granted to any person who then owns (as that term is defined in Section 424 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or of any of its Subsidiaries, unless the exercise price as determined under paragraph D of Section 6 hereof is equal to at least 110% of the fair market value of the stock subject to the incentive stock option as of the date of grant and unless the term during which such incentive stock option may be exercised does not exceed five years from the date of the grant thereof. For incentive stock plans granted after December 31, 1986, options will not be treated as incentive stock options to the extent that the aggregate fair market value (determined as of the date the option is granted) of the Common Stock with respect to which options are exercisable for the first time by an employee during any calendar year (under all incentive stock option plans of the Corporation and its Subsidiaries) exceeds $100,000.

IV.    Basis of Grant

       Options shall be granted to employees either (a) on the basis of awards earned under the Corporation’s incentive compensation programs for groups of key employees, as in effect from time to time, or (b) as the Board of Directors or the Committee may determine from time to time. If options are granted based on (a) hereof, then performance bonuses and options based thereon shall be earned based on the employee’s success in meeting predetermined performance standards during one or more years (the “Performance Period”). Options shall be granted under (a) hereof, if at all, at the time that the Corporation determines in its judgment that the employee has met or will meet the employee’s predetermined performance standards for the Performance Period.

       Each Outside Director automatically shall be granted non-qualified stock options to purchase 5,000 shares on the date of the Outside Director’s first election or appointment to the Board, subject to vesting as provided in Paragraph B of Section 6 hereof. Each Outside Director automatically shall be granted non-qualified stock options to purchase an additional 5,000 shares (the “Additional Options”) on the day after all stock options previously granted under this paragraph become 100% vested (other than vesting by reason of death or disability). All such subsequent grants of stock options shall vest, as to one-sixtieth, on the date of grant and shall thereafter be subject to vesting as provided in Paragraph B of Section 6 hereof.

V.     Number of Shares and Options

       A.     Shares of Stock Subject to the Plan. The number of shares authorized to be issued pursuant to options granted under the Plan is 2,250,000 shares, subject to adjustment in accordance with the provisions of paragraph G of Section 6 hereof. Shares subject to options granted under the Plan may be authorized and unissued shares or shares previous acquired or to be acquired by the Corporation and held in treasury. Any shares subject to an option which expires for any reason or is terminated unexercised as to such shares may again be subject to an option granted under the Plan.

       B.     Maximum Number or Options Per Year. The number of shares which may be subject to options granted under the Plan in any single calendar year for awards earned for one-year Performance Periods shall not exceed (i) 202.500 shares, in the case of Performance Periods ending before January 1, 1992, and (ii) 101.250 shares in the case of Performance Periods beginning on or after January 1, 1992, subject to adjustment in accordance with paragraph G of Section 6 hereof. There shall be no annual limitation on options granted with respect to awards earned for Performance Periods of more than one year. The maximum number of shares which may be subject to options granted under the Plan to any individual during the life of the Plan shall be 100,000 shares subject to adjustment in accordance with paragraph G of Section 6 hereof.

VI.     Terms and Conditions of Options

       A.     Option Agreement. Each option granted pursuant to the Plan shall be evidenced by an agreement (“Option Agreement”) between the Corporation and the optionee receiving the option. Option Agreements (which need not be identical) shall state whether the option is an incentive stock option or a nonqualified stock option, shall designate the number of shares and the exercise price of the options to which they pertain, shall set forth the vesting schedule of the options or state that the options are vested immediately. The Option Agreements shall be in writing, dated as of the date the option is granted, and shall be executed on behalf of the Corporation by such officers as the Board or the Committee shall authorize. Option Agreements generally shall be in such form and contain such additional provisions as the Board or the Committee, as the case may be, shall prescribe, but in no event shall they contain provisions inconsistent with the provisions of the Plan.

       B.     Exercise of Options. Options are exercisable only to the extent they are vested. Options granted to employees shall vest either immediately or periodically pursuant to a schedule selected by the Board or the Committee at the same time the option is granted, except that the maximum vesting period for nonqualified stock options shall be five (5) years and the maximum vesting period for incentive stock options shall be seven (7) years. The Option Agreement shall either state that the options are fully vested upon grant and immediately exercisable in full or shall set forth the vesting schedule selected by the Board or the Committee.

       One-sixtieth of options granted to each Outside Director shall vest on the first date of election or appointment of each such Outside Director and an additional one-sixtieth shall vest on the same day of each month thereafter, so long as such Outside Director remains a member of the Board of Directors of the Corporation and, if such Outside Director resigns as an Outside Director after completion of ten (10) or more years of continuous service as an Outside Director, so long as such individual survives, until such option is vested in full. Upon termination of an Outside Director as a member of the Board of Directors by reason of death or disability, all options held by such Outside Director shall vest fully as of the date of termination.

       Optionees may exercise at any time or from time to time all of any portion of a vested option; provided, however, that (i) options granted to any director or “officer” of the Corporation or “beneficial owner” of more than ten percent of any class of equity security of the Corporation, as defined for purposes of Sections 16(a) and 16(b) of the Act shall not be exercisable for a period of at least six months from the date of grant, and (ii) no incentive stock option granted on or before December 31, 1986 may be exercised while there is outstanding any incentive stock option which was granted before the date of the incentive stock option to be exercised and which relates to stock in the Corporation, in a corporation which at the time of granting the earlier incentive stock option was a parent or subsidiary of the Corporation, or in a predecessor corporation of any such corporations. An incentive stock option is considered to be outstanding until such incentive stock option is exercised in full or expires by reason of lapse of time.

       C.     Repurchase Amendment. Options granted to employees may be amended to advance the date on which the option shall vest. If an option is so amended, the amendment also may provide that the shares which would not have been vested under the vesting schedule set forth in the Option Agreement shall be subject to repurchase by the Corporation for a specified period of time at the original exercise price if the employment of the optionee is terminated for an reason prior to expiration of the repurchase period. The amendment shall be evidenced by a written agreement (the “Repurchase Amendment”) between the Corporation and the optionee, shall be executed on behalf of the Corporation by such officers as the Board or the Committee shall authorize, and shall be in such form and contain such provisions as the Board or the Committee, as the case may be, shall prescribe.

       D.     Exercise Price.

               1.     Incentive Stock Options. The price at which incentive stock options granted pursuant to the Plan may be exercised shall be determined by the Committee or the Board, which price shall be at least equal to the fair market value of the underlying Common Stock at the date at the options are granted. In the case of incentive stock options granted to a person who owns, immediately after the grant of such incentive stock option, stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or of any of its Subsidiaries (as more fully set forth in Section 3 hereof), the purchase price of the Common Stock covered by such incentive stock option shall not be less than 1l0% of the fair market value of such stock on the date of grant.

               2.     Nonqualified Stock Options. The price at which all nonqualified stock options granted pursuant to the Plan may be exercised, except those options granted on the basis of awards earned for one-year Performance Periods under the Corporation’s incentive compensation programs, shall be the fair market value of the Common Stock on the date of grant. The exercise price of nonqualified stock options granted on the basis of awards earned for one-year Performance Periods under the Corporation’s incentive compensation programs may be other than the fair market value of the Common Stock on the date of grant only if the exercise price is determined by a formula which is based on the fair market value of the Common Stock, as of a date, or for a period, that is within three months of the date of grant and which is selected by the Board of Directors or Committee, in its sole discretion, and determined by the Board of Directors or Committee, in its sole discretion, to be in the best interests of the Corporation and consistent with the intent of the incentive compensation program. The exercise price as determined under any such formula may be below fair market value of the Common Stock on the date of grant.

              3.     Fair Market Value. For purposes of the Plan the term “fair market value” shall be defined as the closing bid price of the Common Stock quoted over the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) in the national market on the date of grant of the option or if there is no trade on such date, the closing bid price on the most recent date upon which such Common Stock was traded. In the event that the Common Stock is not traded over NASDAQ, the term fair market value shall be defined as the closing bid price of the Common Stock published in the National Daily Stock Quotation Summary on the date of grant of the option, of if there are no quotations published on such date, on the most recent date upon which such Common Stock was quoted. In the event that the Common Stock is listed upon an established stock exchange or exchanges, such fair market value shall be deemed to be the highest closing price of the Common Stock on such stock exchange or exchanges on the date the option is granted, or if no sale of the Common Stock shall have been made on any exchange on that date, then the next preceding day on which there was a sale of such stock.

              4.     Payment. Payment of the exercise price may be in cash, or in the sole discretion of the Board or Committee, (i) by exchange of Common Stock of the Corporation, or (ii) partly in cash and partly by exchange of such Common Stock, provided that the value of such Common Stock shall be the fair market value on the date of exercise, and further provided that such Common Stock shall have been held by the optionee for a period of at least three (3) months prior to the date of exercise.

       The Board or the Committee may permit deferred payment of all or any part of the purchase price of the shares purchased pursuant to the Plan, provided the par value of the shares must be paid in cash.

       E.     Termination of Options. Subject to earlier termination as provided below, (i) all nonqualified stock options shall expire, and all rights granted under nonqualified stock Option Agreements shall become null and void on the date specified in the Option Agreement, which date shall be no later than five (5) years after the nonqualified stock options are granted and (ii) all incentive stock options shall expire, and all rights granted under incentive stock Option Agreements shall become null and void on the date specified in the Option Agreement, which date shall be no later than eight (8) years after the date the incentive stock options are granted.

       Upon termination of an employee’s employment with the Corporation or a Subsidiary for any reason whatsoever, or upon termination of an Outside Director as a member of the Board of Directors for any reason other than resignation as an Outside Director following completion of ten (10) or more years of continuous service as an Outside Director, death or disability, all options held by such employee or Outside Director which are not exercisable on the date of such termination shall expire. To the extent nonqualified stock options are exercisable on such date, shares subject to nonqualified stock options held by an employee may be purchased during the “exercise period,” after which the nonqualified stock options shall expire and all rights granted under the Option Agreement shall become null and void. The “exercise period” for shares subject to nonqualified stock options held by an employee, his heirs, legatees or legal representatives, as the case may be, ends on the earlier of (i) the date on which the nonqualified stock option expires by its terms, or (ii) (A), except in the case of death or disability, within thirty (30) days, or (B) in the case of death or disability, within one (1) year after the date of termination of employment. Upon termination of an Outside Director as a member of the Board of Directors for the reason of resignation as an Outside Director following completion of at least ten (10) years of continuous service as an Outside Director, death or disability, shares subject to nonqualified stock options may be purchased by the Outside Director, his heirs, legatees, or legal representatives, as the case may be, at any time until the date on which the nonqualified stock option expires by its terms.

       To the extent incentive stock options are exercisable on the date of termination, shares subject to incentive stock options may be purchased by the employee, his heirs, legatees or legal representatives, as the case may be, on the earlier of (i) the date on which the incentive stock option expires by its terms or (ii) (A) except in the case of death or disability, within thirty (30) days, or (B) in the case of death or disability, within ten (l0) weeks after the date of termination of employment, after which the incentive stock options shall expire and all rights under the Option Agreements shall become null and void; provided, however, that if there is outstanding one or more vested incentive stock options granted on or after January 1, l986, but before January 1, l987 (a “Post January 1986 Option”), then the period during which shares subject to a Post January 1986 Option may be purchased shall be extended automatically by one business day beyond the expiration date (as extended) of the next earlier outstanding Post January 1986 Option. In no event will any granted and outstanding incentive stock option expire more than three (3) months after the date of the optionee’s termination of employment. The foregoing is illustrated by the following examples. In the case of an employee whose employment is terminated, except for death or disability, and who has several vested Post January 1986 Options, the first would expire thirty (30) days after the date of the employee’s termination; the second would expire thirty (30) days and one (1) business day after the date of the employee’s termination and the third would expire thirty (3) days and two (2) business days after the date of the employee’s termination: and so on for up to three (3) months after the date of the termination of the employee’s employment. In the case of an employee whose employment is terminated because of death or disability and who has several Post January 1986 Options, the first would expire ten (10) weeks after the date of the employee’s termination: the second would expire ten (10) weeks and one (1) business day after the date of the employee’s termination; and the third would expire ten (10) weeks and two (2) business days after the date of termination of the employee’s termination; and so on for up to three (3) months after the date of the termination of the employee’s employment.

       The disability of an optionee shall be determined in the sole discretion of the Board or Committee whose determination of such disability shall be absolute, final and conclusive.

       F.     Non-Transferability of Options. Options pursuant to the Plan are not transferable by the optionee otherwise than by will or the laws of descent and distribution, and each option shall be exercisable during the optionee’ s lifetime only by him. Except as permitted by the preceding sentence, no option nor any right granted under an Option Agreement shall be transferred, assigned, pledged, hypothecated or disposed of in any other way (whether by operation of law or otherwise), or be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of such options or of such other rights contrary to the provisions hereof, or to subject such options or such other rights to execution, attachment or similar process, such options and such other rights shall immediately terminate and become null and void.

       G.     Adjustment Provisions. Except as otherwise provided in paragraph G, in the event of changes in the Common Stock by reason of any stock split, combination of shares, stock dividend, reclassification, merger, consolidation, reorganization, recapitalization or similar adjustment, or by reason of the dissolution or liquidation of the Corporation, appropriate adjustments may be made in (i) the aggregate number of or class of shares available under the

Plan, and (ii) the number, class and exercise price of shares remaining subject to all outstanding options. Whether any adjustment or modification is to be made as a result of the occurrence of any of the events specified in this section, and the extent thereof, shall be determined by the Board, whose determination shall be binding and conclusive. Notwithstanding the previous sentence, in the event of a stock split, stock dividend or other event that is functionally equivalent to a stock split or stock dividend, (i) the number of shares subject to then-outstanding options will be adjusted so that upon exercise of the option, the holder of each option will be entitled to receive the number of shares or other securities which the holder would have been entitled to receive after the event had the option been exercised immediately before the earlier of the date of the consummation of the event or the record date of the event (the “event date”), (ii) the price of each share subject to then-outstanding options will be adjusted proportionately so that the aggregate purchase price for all then-outstanding options will be the same immediately after the event date as before the event date, (iii) an appropriate and proportionate adjustment will be made as of the event date in the maximum number of shares that may be issued pursuant to options granted under the Plan, (iv) any adjustment with respect to then-outstanding incentive stock options will be made in a transaction that does not constitute a modification under Section 424(h)(3) of the Code, and (v) any option to purchase fractional shares resulting from an adjustment will be eliminated. Existence of the Plan or of Option Agreements pursuant to the Plan shall in no way impair the right of the Corporation or its stockholders to make or effect any adjustments, recapitalizations, reorganizations or other changes in the Corporation’s capital structure or its business, or any merger, consolidation, dissolution or liquidation of the Corporation, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock of the Corporation, or any grant of options on its stock not pursuant to the Plan.

VII.    Rights as a Shareholder

       Optionees shall not have any of the rights and privileges of shareholders of the Corporation in respect of any of the shares subject to any option granted pursuant to the Plan unless and until a certificate, if any, representing such shares shall have been issued and delivered.

VIII.   Receipt of Prospectus

       Upon the execution of an Option Agreement, each optionee receiving options pursuant to the Plan shall be given a Prospectus, as filed by the Corporation under the Securities Act of 1933, including any exhibits thereto, describing the Plan. Each Option Agreement shall contain an acknowledgment by the optionee that the requirements of this section have been met.

IX.     Successors

       The provisions of the Plan shall be binding upon, and inure to the benefit of, all successors of any optionee, including, without limitation, his estate and the executors, administrators or trustees thereof, his heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such optionee.

X.     Termination and Amendment of the Plan

       Subject to obtaining shareholder approval of this Amended and Restated Stock Option Plan E at the annual meeting of the shareholders on May 8, l992, the Plan shall remain in effect until January 1, 2002, unless sooner terminated as hereinafter provided. The Board shall have complete power and authority at any time to terminate the Plan or to make such modification or amendment thereof as it deems advisable and may from time to time suspend, discontinue or abandon the Plan, provided that no such action by the Board shall adversely affect any right or obligation with respect to any grant theretofore made, and, further provided that without approval by vote of the shareholders, the Board shall not adopt any amendment that would (i) materially increase the benefits accruing to participants under the Plan, (ii) increase the number of shares which may be issued under the Plan (except as provided in paragraph G of Section 6 hereof), or (iii) materially modify the requirements as to eligibility for participation in the Plan.

       An amendment revising the exercise price, date of exercisability, vesting provisions or number of shares subject to an nonqualified stock option granted to an Outside Director shall not be made more frequently than every six months unless necessary to comply with the Code or with the Employee Retirement Income Security Act of 1974, as amended.

XI.     Indemnification of Committee

       In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys’ fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, Option Agreements or any option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within sixty (60) days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Corporation the opportunity, at its own expense, to defend the same.

XII.    Merger of the Corporation

       Unless the options issued pursuant to this Plan are assumed in a transaction to which Section 424(a) of the Code applies, if the Corporation shall (i) merge or consolidate with another corporation under circumstances where the Corporation is not the surviving corporation, (ii) sell all, or substantially all of its assets, or (iii) liquidate or dissolve, then each option shall terminate on the date and immediately prior to the time such merger, consolidation, sale, liquidation or dissolution become effective or is consummated, provided that the holder of the option shall have the right immediately prior to the effectiveness or consummation of such merger, consolidation, sale, liquidation or dissolution, to exercise any or all of the vested portion of the option, unless such option has otherwise expired or been terminated pursuant to its terms or the terms hereof.

       In the event of such merger, consolidation, sale, liquidation or dissolution, any portion of an outstanding option which would have vested within one year after the date on which such merger, consolidation, sale, liquidation or dissolution becomes effective or is consummated shall vest immediately prior to the effectiveness or consummation of such merger, consolidation, sale, liquidation or dissolution and shall be part of the vested portion of the option which the holder of the option may exercise.

XIII.   Approval of Plan; Effective Date

       The plan was adopted by the Board of Directors on March 22, 1985, effective as of March 22, 1985. The Plan was approved by the shareholders in May 1985. The Plan was amended by resolutions of the Board February 21, 1986, February 17, 1987, March 8, 1987, and March 17, 1988. The Plan was further amended by the Board of Directors on February 18, 1988, subject to shareholder approval at the annual meeting of the shareholders on May 13, 1988. The Plan was further amended by resolutions of the Board on January 7, 1991, and May 10, 1991. The Plan was further amended and restated by the Board of Directors on February 21, 1992, subject to, and effective upon, shareholder approval at the annual meeting of the shareholders on May 8, 1992. The Plan was further amended by the Board of Directors on February 24, 1993, subject to shareholder approval of the amendment at the annual meeting of shareholders on May 14, 1993. The Plan was amended by the Board of Directors on February 24, l995, subject to shareholder approval of the amendment at the annual meeting of shareholders on May 18, 1995.

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